SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K /A1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2007

DEVELOCAP, INC.

Nevada	000-150613
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No)

488 Madison Avenue, New York, New York	10022
(Address of principal executive officers)	(Zip Code)

(Registrant’s telephone number, including area code:	212-972-1100

605 Third Avenue, Suite 1501, New York, New York 10158

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTS

1.

Previous Independent Registered Public Accounting Firm.

A.

On October 26, 2007, Develocap, Inc (“Registrant’) dismissed its independent registered public accounting firm, Most & Company, LLP (“Mostco”)

B.

The reports of Mostco on the financial statements of the Registrant for the fiscal year ended January 31, 2005 and for the period from January 23, 2004 (Inception) through January 31, 2004 and January 23, 2004 (Inception) through January 31, 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than going concern.

C.

The decision to change independent registered public accounting firms was approved by the members of the Board of Directors of the Registrant.

D.

During the Registrant’s two most recent fiscal years and the subsequent interim periods through October 13, 2007, there were no disagreements with Mostco on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mostco, would have caused it to make reference thereto in its reports on the financial statements for such years.

E.

The Registrant provided Mostco with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter will be filed as Exhibit 16.1 to an amendment to this Current Report on Form 8-K.

F

We are enclosing herewith as Exhibit c1 a copy of Mostco letter to the SEC dated October 30, 2008, indicating, in part, that such Company had never been notified of its dismissal and never received a copy of the Company’s Form 8-K with Date of Report of October 13, 2007.

G.

We are enclosed as Exhibit c2 a copy of letter of Mostco dated November 4, 2008, addressing Registrant’s disclosure in this subject Form 8-K.

2.

New Independent Registered Public Accounting Firm.

The Registrant has engaged Li & Company, PC as its new independent certified public accounting firm to audit the Registrant’s financial statements effective October 26, 2007. Prior to such engagement, the Registrant did not consult such firm on any of the matters referenced in Regulation S-B Item 304(a)(2).

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Businesses Acquired: None

(b)

Pro-Forma Financial Statements: None

(c)

Exhibits:

(1)

Letter from Mostco to SEC dated October 30, 2008

(2)

Letter from Mostco to SEC dated November 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2008

Develocap, Inc.
(Registrant)

/s/ Stephen B. Schneer
By: Stephen B. Schneer